UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 15, 1999

Nissan Auto Receivables Corporation
on behalf of Nissan Auto Receivables 1999-A Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-82763	33-0479655
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502
___________________________________

(Address of principal executive office)

Registrant's telephone number, including area code:
(310) 719-8013

Exhibit Index

Item 5.	Other Events.

On December 15, 1999, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of August 1, 1999 (the "Agreement"), among Nissan Auto Receivables 1999-A Owner Trust, as Issuer, Nissan Auto Receivables Corporation, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 1999-A Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of November 1999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES CORPORATION
By:	/s/
Name: Title:	Tomoaki Shimazu Treasurer

December 22, 1999

EXHIBIT INDEX

Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of November 1999	5

Exhibit 99.1
Nissan Auto Receivables 1999-A Owner Trust
Servicer's Certificate
Collection Period # Beginning Date	Nov-01-1999
Collection Period # End Date	Nov-30-1999
Distribution Date	Dec-15-1999

I. Available Amount in the Collection Account
A. Collections
1. Payments from Obligors Applied to Collection Period
a. Principal Payments	25,513,642.68
b. Interest Payments	4,061,541.18
c. Total (a+b)	29,575,183.86
2. Repurchase Amount From Repurchased Receivable
a. Principal Payments	0.00
b. Interest Payments	0.00
c. Total (a+b)	0.00
3. Recovery of Defaulted Receivable
a. Recovery Amount	136,950.01
b. Principal Portion of Recovery Allocable to Principal	136,950.01
c. Interest Portion of Recovery Allocable to Interest	0.00
d. Principal Balance of Defaulted Receivable	494,209.36
e. Net Principal loss	357,259.35
4. Advance by Servicer	141,971.39
5. Investment Earnings on Yield Supplement Account	73,184.25
6. Release from the Yield Supplement Account	924,685.96
7. Total (sum 1 through 6)	31,072,284.81
B. Total Collections (Total Available Amount)	31,072,284.81
1. Available Interest Collections	5,064,432.77
2. Available Principal Collections	26,007,852.04
II. Receivable Pool Balance
A. Original Principal Pool Balance	732,143,742.24
B. Principal Pool Balance as of the Beginning of the Collection Period	651,388,570.06
C. Principal Pool Balance as of the End of the Collection Period	625,380,718.02
III. Note Principal Balances For the Collection Period
A. Class A-1 Notes
1. Beginning Class A-1 Balance	115,094,827.82
2. Ending Class A-1 Balance	89,086,975.78
Class A-2 Notes
1. Beginning Class A-2 Balance	260,000,000.00
2. Ending Class A-2 Balance	260,000,000.00
Class A-3 Notes
1. Beginning Class A-3 Balance	206,740,000.00
2. Ending Class A-3 Balance	206,740,000.00
Certificates
1. Beginning Certificate Balance	69,553,742.24
2. Ending Certificate Balance	69,553,742.24
IV. Reserve Account Balance For the Collection Period
A. Initial and Required Reserve Account Amount	5,491,078.07
B. Beginning Reserve Account Balance	5,491,078.07
C. Ending Reserve Account Balance	5,491,078.07
V. Reconciliation of Yield Supplement Account
(A) Beginning Yield Supplement Account Balance	16,911,460.09
(B) Release to Collection Account	924,685.96
(C) Ending Yield Supplement Account Balance	15,986,774.13
VI. Summary of Cash Disbursements
A. Available Collections	31,072,284.81
B. Withdrawals from Reserve Account	0.00
C. Total Available Collections	31,072,284.81
D. Reimbursement of Advance	0.00
E. Payment of Base Servicing Fee	542,823.81
F. Interest paid to Class A-1	538,931.53
G. Interest paid to Class A-2	1,326,000.00
H. Interest paid to Class A-3	1,114,673.17
I. Principal paid to Class A-1	26,007,852.04
J. Principal paid to Class A-2	0.00
K. Principal paid to Class A-3	0.00
L. Principal paid to Certificates	0.00
M. Remaining Available Collections	1,542,004.26
N. Deposit from Remaining Available Collections to fund Reserve Account	0.00
O. Remaining Available Collections Released to Seller	1,542,004.26
VII. Scheduled Monthly Interest Distribution
A. Available Collections	31,072,284.81
B. Reimbursement of Advance
1. Prior Advance Outstanding	0.00
2. Current Period (Advances)/Advances Reimbursed	242,021.51
3. Advances Reimbursed Due This Collection Period	0.00
4. Payment of Advances Reimbursed from Collections	0.00
5. Payment of Advances Reimbursed from Reserve Account	0.00
6. Total Advance Outstanding for the Period	242,021.51
C. Total Reimbursement of Advance paid	0.00
D. Remaining Available Collections	31,072,284.81
E. Base Servicing Fee
1. Current Servicing Fee Accrued	542,823.81
2. Unpaid Servicing Fees From Prior Collection Periods	0.00
3. Total Servicing Fee Due	542,823.81
4. Payment of Servicing Fee from Collections	542,823.81
5. Payment of Servicing Fee from Reserve Account	0.00
6. This period unpaid Servicing Fee	0.00
F. Total Servicing Fee paid	542,823.81
G. Remaining Available Collections	30,529,461.00
H. Aggregate Class A Interest Distribution Amount
1. Class A Monthly Interest	2,979,604.70
2. Class A Interest Carryover Shortfall	0.00
3. Class A Interest on Interest Carryover Shortfall	0.00
4. Class A Interest Distributable Amount	2,979,604.70
5. Payment of Class A Interest Distributable Amount from Collections	2,979,604.70
6. Payment of Class A Interest Distributable Amount from Reserve Account	0.00
7. This period Class A Interest Carryover Shortfall	0.00
Total Interest paid to Class A Notes	2,979,604.70
Class A-1 Interest Distribution Amount
1. Class A-1 Coupon Rate	5.619%
2. Class A-1 Monthly Interest	538,931.53
3. Class A-1 Interest Carryover Shortfall	0.00
4. Class A-1 Interest on Interest Carryover Shortfall	0.00
5. Class A-1 Interest Distributable Amount	538,931.53
6. Payment of Class A-1 Interest Distributable Amount from Collections	538,931.53
7. Payment of Class A-1 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-1 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-1 Notes	538,931.53
Class A-2 Interest Distribution Amount
1. Class A-2 Coupon Rate	6.120%
2. Class A-2 Monthly Interest	1,326,000.00
3. Class A-2 Interest Carryover Shortfall	0.00
4. Class A-2 Interest on Interest Carryover Shortfall	0.00
5. Class A-2 Interest Distributable Amount	1,326,000.00
6. Payment of Class A-2 Interest Distributable Amount from Collections	1,326,000.00
7. Payment of Class A-2 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-2 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-2 Notes	1,326,000.00
Class A-3 Interest Distribution Amount
1. Class A-3 Coupon Rate	6.470%
2. Class A-3 Monthly Interest	1,114,673.17
3. Class A-3 Interest Carryover Shortfall	0.00
4. Class A-3 Interest on Interest Carryover Shortfall	0.00
5. Class A-3 Interest Distributable Amount	1,114,673.17
6. Payment of Class A-3 Interest Distributable Amount from Collections	1,114,673.17
7. Payment of Class A-3 Interest Distributable Amount from Reserve Account	0.00
8. This period Class A-3 Interest Carryover Shortfall	0.00
Total Interest paid to Class A-3 Notes	1,114,673.17
I. Total Interest paid to Class A Notes	2,979,604.70
J. Total Remaining Available Collections	27,549,856.30
VIII. Scheduled Monthly Principal Distributions
A. Total Remaining Available Collections	27,549,856.30
B. Principal Distribution Amount	26,007,852.04
C. Aggregate Class A Principal Distribution Amount
1. Beginning Class A Principal Balance	581,834,827.82
2. Class A Monthly Principal	26,007,852.04
3. Class A Principal Carryover Shortfall	0.00
4. Total Class A Principal Distribution Amount	26,007,852.04
5. Payment of Class A Principal Distribution Amount from Available Collections	26,007,852.04
6. Payment of Class A Principal Distribution Amount from Reserve Account	0.00
7. Class A Principal Carryover Shortfall for the Period	0.00
8. Ending Class A Principal Balance	555,826,975.78
Total Principal paid to Class A Notes	26,007,852.04
Class A-1 Principal Distribution Amount
1. Beginning Class A-1 Principal Balance	115,094,827.82
2. Class A-1 Monthly Principal	26,007,852.04
3. Class A-1 Principal Carryover Shortfall	0.00
4. Total Class A-1 Principal Distribution Amount	26,007,852.04
5. Payment of Class A-1 Principal Distribution Amount from Available Collections	26,007,852.04
6. Payment of Class A-1 Principal Distribution Amount from Reserve Account	0.00
7. Class A-1 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-1 Principal Balance	89,086,975.78
Total Principal paid to Class A-1 Notes	26,007,852.04
Class A-2 Principal Distribution Amount
1. Beginning Class A-2 Principal Balance	260,000,000.00
2. Class A-2 Monthly Principal	0.00
3. Class A-2 Principal Carryover Shortfall	0.00
4. Total Class A-2 Principal Distribution Amount	0.00
5. Payment of Class A-2 Principal Distribution Amount from Available Collections	0.00
6. Payment of Class A-2 Principal Distribution Amount from Reserve Account	0.00
7. Class A-2 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-2 Principal Balance	260,000,000.00
Total Principal paid to Class A-2 Notes	0.00
Class A-3 Principal Distribution Amount
1. Beginning Class A-3 Principal Balance	206,740,000.00
2. Class A-3 Monthly Principal	0.00
3. Class A-3 Principal Carryover Shortfall	0.00
4. Total Class A-3 Principal Distribution Amount	0.00
5. Payment of Class A-3 Principal Distribution Amount from Available Collections	0.00
6. Payment of Class A-3 Principal Distribution Amount from Reserve Account	0.00
7. Class A-3 Principal Carryover Shortfall for the Period	0.00
8. Ending Class A-3 Principal Balance	206,740,000.00
Total Principal paid to Class A-3 Notes	0.00
D. Total Principal paid to Class A Notes	26,007,852.04
E. Certificate Principal Distribution Amount
1. Beginning Certificate Principal Balance	69,553,742.24
2. Certificate Monthly Principal	0.00
3. Certificate Carryover Principal Shortfall	0.00
4. Total Certificate Principal Distribution Amount	0.00
5. Payment of Certificate Principal Distribution Amount from Available Collections	0.00
6. Payment of Certificate Principal Distribution Amount from Reserve Account	0.00
7. Certificate Principal Carryover Shortfall for the Period	0.00
8. Ending Certificate Principal Balance	69,553,742.24
Total Principal paid to Certificates	0.00
F. Total Principal paid to Class A Notes and Certificates	26,007,852.04
G. Remaining Available Collections	1,542,004.26
IX. Required Reserve Account Amount for Next Distribution Date
A. Reserve Account Required Amount
1. Floor Amount (Initial Deposit Amount)	5,491,078.07
B. Reserve Account Triggers
1. Average Three Period Delinquency Percentage	0.09%
2. Delinquency Percentage Trigger	2.00%
3. Average Three Period Charge Off Rate	0.58%
4. Charge Off Rate Trigger	3.50%
5. Required Reserve Account Percentage Specified	10.00%
6. Reserve Account Trigger Amount (if 1. > 2. or 3. > 4. then 10% of Beginning Pool Balance, else 0)	0.00
C. Required Reserve Account Amount for Next Period (Max: A or B)	5,491,078.07
D. Remaining Available Collections	1,542,004.26
E. Reserve Account Activity
1. Beginning Reserve Account Balance	5,491,078.07
2. Withdrawal from Reserve Account to pay Servicer Advance	0.00
3. Withdrawal from Reserve Account to pay Servicing Fee	0.00
4. Withdrawal from Reserve Account to pay Class A Interest	0.00
5. Withdrawal from Reserve Account to pay Class A Principal	0.00
6. Withdrawal from Reserve Account to pay Certificate Principal	0.00
7. Deposit from Remaining Available Collections to fund Reserve Account	0.00
8. Withdrawal of funds in Reserve Account in Excess of Required Reserve Account Balance	0.00
9. Ending Reserve Account Balance	5,491,078.07
X. Delinquency and Default Information
A. Automobiles Delinquency Information
Delinquency
31-60 days	3,686,229.16
61-90 days	615,458.58
91-120 days	132,212.99
Total	4,433,900.73
Delinquency
31-60 days	341
61-90 days	57
91-120 days	9
Total	407
B. Delinquency Percentage
1. Outstanding Units for Delinquency >=60 days	66
2. Portfolio Principal Ending Units for Collection Period	62,836
3. Delinquency Percentage (1/2)	0.11%
XI. Portfolio Average Delinquency Ratio
A. Delinquency Ratio for 2 Collection Periods Prior	0.04%
B. Delinquency Ratio for Prior Collection Period	0.08%
C. Delinquency Ratio for Current Collection Period	0.11%
D. Average Delinquency Ratio ((sum A through C)/3)	0.09%
XII. Portfolio Information
A. Weighted Average Coupon	7.31%
B. Weighted Average Remaining Maturity	40.45
C. Remaining Number of Contracts	62,836
XIII. Portfolio Average Net Loss Ratio
1. Principal Recoveries of Defaulted Receivable	136,950.01
2. Principal on Defaulted Receivable	494,209.36
3. Average Pool Balance for Collection Period	638,384,644.04
4. Net Loss Ratio ((2- 1)/3)	0.67%
A. Net Loss Ratio for 2 Collection Periods Prior	0.00%
B. Net Loss Ratio for Prior Collection Period	0.49%
C. Net Loss Ratio for Current Collection Period	0.67%
D. Average Net Loss Ratio ((sum A through C)/3)	0.58%

On December 15, 1999, interest earned and principal paid of the underlying assets for the month of November 1999 were paid to you by the paying agent on behalf of Norwest Bank, in its capacity as Trustee for the above referenced issue. The following information is being provided pursuant to Section 5.06 of the Sale and Servicing Agreement, dated as of August 1, 1999. This payment per $1,000 of original issuance of your holdings is allocated as follows:

1) Class A-1 Principal	26,007,852.04
Principal Factor	0.2259689
Class A-2 Principal	0.00
Principal Factor	0.0000000
Class A-3 Principal	0.00
Principal Factor	0.0000000
2) Class A-1 Interest	538,931.53
Interest Factor	0.00
Total per each individual Class A-1 Note	26,546.78
Class A-2 Interest	1,326,000.00
Interest Factor	0.0051000
Total per each individual Class A-2 Note	1,326.00
Class A-3 Interest	1,114,673.17
Interest Factor	0.0053917
Total per each individual Class A-3 Note	1,114.67
3) Certificate Principal	0.00
Principal Factor	0.0000000
4) Fees and Compensation paid to Servicer
(a) Total	542,823.81
(b) Per individual Class A and Class B Certificate	542.82
5) The amount deposited into the Reserve Account	0.00
6) Aggregate Unreimbursed Advances
This Month	0.00
Previous Month	0.00
Change From Previous Month	0.00
7)	(a) Pool Balance after this payment	625,380,718.02
(b) Pool Factor after this payment	0.76
8)	(a) Available Reserve Account Amount	5,491,078.07
(b) Percent of Pool Balance	0.843%
9) Required Reserve Account Amount	5,491,078.07